UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2008
GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 8.01	Other Events.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K furnished by General Mills, Inc. (the “Company”) on April 14, 2008 (the “Original Form 8-K”). The Company is furnishing this Form 8-K/A to amend and replace Exhibit 100 to the Original Form 8-K. Due to a filing agent error, the Original Form 8-K contained an incorrect version of Exhibit 100, which should not be used or relied upon for any purpose.
Attached as Exhibit 100 to this Current Report are the following financial statements from the Company’s Quarterly Report on Form 10-Q for the period ended February 24, 2008, filed with the Securities and Exchange Commission on March 20, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Earnings for the quarter and nine-month periods ended February 24, 2008 and February 25, 2007; (ii) the Consolidated Balance Sheets as of February 24, 2008 and May 27, 2007; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the nine-month period ended February 24, 2008 and the fiscal year ended May 27, 2007; and (iv) the Consolidated Statements of Cash Flows for the nine-month periods ended February 24, 2008 and February 25, 2007. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K/A, including Exhibit 100, in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K/A, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

100	The following financial statements from the Company’s Quarterly Report on Form 10-Q for the period ended February 24, 2008, filed on March 20, 2008, formatted in XBRL: (i) the Consolidated Statements of Earnings for the quarter and nine-month periods ended February 24, 2008 and February 25, 2007; (ii) the Consolidated Balance Sheets as of February 24, 2008 and May 27, 2007; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the nine-month period ended February 24, 2008 and the fiscal year ended May 27, 2007; and (iv) the Consolidated Statements of Cash Flows for the nine-month periods ended February 24, 2008 and February 25, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 17, 2008

GENERAL MILLS, INC.
By:	/s/ Donal L. Mulligan
	Name:	Donal L. Mulligan
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
100	The following financial statements from the Company’s Quarterly Report on Form 10-Q for the period ended February 24, 2008, filed on March 20, 2008, formatted in XBRL: (i) the Consolidated Statements of Earnings for the quarter and nine-month periods ended February 24, 2008 and February 25, 2007; (ii) the Consolidated Balance Sheets as of February 24, 2008 and May 27, 2007; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the nine-month period ended February 24, 2008 and the fiscal year ended May 27, 2007; and (iv) the Consolidated Statements of Cash Flows for the nine-month periods ended February 24, 2008 and February 25, 2007.